SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION


                Proxy Statement Pursuant to Section 14(a) of the
              Securities Exchange Act of 1934 (Amendment No. ___)

Filed by the registrant                     [X]
Filed by a party other than the registrant  [ ]

Check the appropriate box:
[ ]  Preliminary proxy statement.             [ ] Confidential, for use of the
[ ]  Definitive proxy statement.                  Commission only (as permitted
[ ]  Definitive additional materials.             by Rule 14a-6(e)(2))
[X]  Soliciting material under rule 14a-12

                     CDC Nvest Tax Exempt Money Market Trust
                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

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[ ]  Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount previously paid:

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(2)  Form, Schedule or Registration Statement No.:

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(3)  Filing Party:

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(4)  Date Filed:

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

September 4, 2001


                                        Our   records  as  of  August  30,  2001
                                        indicate that we have not received your proxy vote. We want you to know that your vote matters!


Dear CDC Nvest Shareholder:



We recently sent you a package containing a proxy statement and detailed information regarding important proposals affecting your CDC Nvest Fund. If you have not responded, please take some time to review the proxy package and vote your shares. If you have sent us your vote and we did not receive it by August 30, 2001 we thank you for your response.

Please respond by September 23, 2001!

Your vote is needed prior to the Fund's shareholder meeting scheduled to be held on September 28, 2001. There are three convenient methods for voting your shares:

     o Visit www.cdcnvestfunds.com where you will also find copies of our Q & A and the proxy statement.

     o    Call toll-free 800-597-7836 to vote on our automated telephone line.

     o    Return the enclosed card in the postage-paid envelope provided.



If you vote electronically by Internet or by telephone, you will need the control number printed on the enclosed proxy card.

Thank you for your cooperation in voting on these important proposals. If you have any questions, please call 800-225-5478. One of our representatives will be happy to provide you with the information you need.

Sincerely,

/s/ John T. Hailer

John T. Hailer
President and CEO



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The following text appears on the exterior of the mailing envelope:

URGENT REQUEST
WE NEED YOUR VOTE TODAY!

Important Proxy Information enclosed